UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 15, 2004
Date of Report (Date of earliest event reported):

COMMERCIAL NET LEASE REALTY, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	0-12989	56-1431377
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

450 South Orange Avenue
Suite 900
Orlando, Florida 32801
(Address of principal executive offices, including zip code)

(407) 650-1000
(Registrant’s telephone number, including area code)

Item 5. Other Events

     Concurrently with the filing of this Current Report on Form 8-K, the Registrant filed a Prospectus Supplement to the Registration Statement on Form S-3, File No. 333-105635 (the “Registration Statement”), with respect to the offering by the Registrant of $150,000,000 aggregate principal amount of its 6.25% Notes due 2014. The Registration Statement was declared effective by the Securities and Exchange Commission on June 5, 2003.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
1	Underwriting Agreement dated June 15, 2004, which is being filed pursuant to Regulation S-K, Item 601(b)(1) in lieu of filing the otherwise required exhibit to the Registration Statement, under the Securities Act of 1933, as amended (the “Securities Act”), and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (Filed herewith.).

4.1	Form of Fifth Supplemental Indenture, which is being filed pursuant to Regulation S-K, Item 601(b)(4) in lieu of filing the otherwise required exhibit to the Registration Statement, under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (Filed herewith.).

4.2	Form of 6.25% Note due 2014, which is being filed pursuant to Regulation S-K, Item 601(b)(4) in lieu of filing the otherwise required exhibit to the Registration Statement, under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (Filed herewith.).

5	Opinion of Shaw Pittman LLP, which is being filed pursuant to Regulation S-K, Item 601(b)(5) in lieu of filing the otherwise required exhibit to the Registration Statement, under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (Filed herewith.).

8	Opinion of Shaw Pittman LLP, which is being filed pursuant to Regulation S-K, Item 601(b)(8) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (Filed herewith).

12	Statement of Computation of Ratios of Earnings to Fixed Charges, which is being filed pursuant to Regulation S-K, Item 601(b)(12) in lieu of filing the otherwise required exhibit to the Registration Statement, under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (Filed herewith.).

23	Consents of Shaw Pittman LLP, which are being filed pursuant to Regulation S-K, Item 601(b)(23) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (contained in the opinions filed as Exhibits 5 and 8 hereto).

25	Statement of Eligibility of Trustee, which is being filed pursuant to Regulation S-K, Item 601(b)(25) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (Filed as Exhibit 25 to the Registrant’s Current Report on Form 8-K dated March 20, 1998 and incorporated herein by reference.).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCIAL NET LEASE REALTY, INC.

Date: June 17, 2004	By:	/s/ Kevin B. Habicht
Kevin B. Habicht
Executive Vice President,
Chief Financial Officer, Assistant Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
1	Underwriting Agreement dated June 15, 2004, which is being filed pursuant to Regulation S-K, Item 601(b)(1) in lieu of filing the otherwise required exhibit to the Registration Statement, under the Securities Act of 1933, as amended (the “Securities Act”), and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (Filed herewith.).

4.1	Form of Fifth Supplemental Indenture, which is being filed pursuant to Regulation S-K, Item 601(b)(4) in lieu of filing the otherwise required exhibit to the Registration Statement, under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (Filed herewith.).

4.2	Form of 6.25% Note due 2014, which is being filed pursuant to Regulation S-K, Item 601(b)(4) in lieu of filing the otherwise required exhibit to the Registration Statement, under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (Filed herewith.).

5	Opinion of Shaw Pittman LLP, which is being filed pursuant to Regulation S-K, Item 601(b)(5) in lieu of filing the otherwise required exhibit to the Registration Statement, under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (Filed herewith.).

8	Opinion of Shaw Pittman LLP, which is being filed pursuant to Regulation S-K, Item 601(b)(8) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (Filed herewith).

12	Statement of Computation of Ratios of Earnings to Fixed Charges, which is being filed pursuant to Regulation S-K, Item 601(b)(12) in lieu of filing the otherwise required exhibit to the Registration Statement, under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (Filed herewith.).

23	Consents of Shaw Pittman LLP, which are being filed pursuant to Regulation S-K, Item 601(b)(23) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (contained in the opinions filed as Exhibits 5 and 8 hereto).

25	Statement of Eligibility of Trustee, which is being filed pursuant to Regulation S-K, Item 601(b)(25) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (Filed as Exhibit 25 to the Registrant’s Current Report on Form 8-K dated March 20, 1998 and incorporated herein by reference.).